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                                                                    EXHIBIT 10.2

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                         INTELLECTUAL PROPERTY AGREEMENT

                                 BY AND BETWEEN

                            THREE-FIVE SYSTEMS, INC.

                                       AND

                              BRILLIAN CORPORATION

                                 EFFECTIVE AS OF

                                SEPTEMBER 1, 2003

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                                TABLE OF CONTENTS

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                                                                                                                   PAGE
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Section 1     Definitions.......................................................................................     1

Section 2     Grants Under Transferred Intellectual Property and Trademarks.....................................     2

Section 3     Quality Control, Ownership and Benefit of Trademarks..............................................     2

Section 4     Preservation of Rights in Patents.................................................................     3

Section 5     Preservation of Rights in Trademarks..............................................................     3

Section 6     Grant of License by TFS...........................................................................     4

Section 7     Miscellaneous.....................................................................................     4
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                         INTELLECTUAL PROPERTY AGREEMENT

                  This Intellectual Property Agreement (the "IP Agreement") is effective as of September 1, 2003 (the "Effective Date"), by and between THREE-FIVE SYSTEMS, INC, a Delaware corporation having a place of business at 1600 North Desert Drive, Tempe, Arizona ("TFS") and BRILLIAN CORPORATION, a Delaware corporation having a place of business at 1600 North Desert Drive, Tempe, Arizona ("Brillian").

                                    RECITALS

                  WHEREAS, TFS and Brillian have entered into a Master Separation and Distribution Agreement (the "Separation Agreement") effective as of September 1, 2003 (the "Effective Date");

                  WHEREAS, pursuant to the Separation Agreement, TFS has agreed to convey, assign, transfer, contribute, and set over, or cause to be conveyed, assigned, transferred, contributed, and set over, to Brillian, certain intellectual property of TFS;

                  WHEREAS, pursuant to the Separation Agreement, Brillian has agreed to accept and receive all right, title, and interest in and to certain intellectual property of TFS; and

                  WHEREAS, TFS desires to obtain a license in the intellectual property conveyed, transferred, contributed, and set over, to Brillian by TFS; and

                  WHEREAS, TFS desires to grant a license to Brillian for certain intellectual property owned by TFS.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the mutual covenants and promises contained in the Separation Agreement and this IP Agreement, TFS and Brillian hereby agree as follows:

                                    SECTION 1
                                   DEFINITIONS

                  1.1 "AFFILIATE" shall mean any TFS subsidiary, division, related party, or an entity at least fifty percent (50%) of which is owned or controlled by TFS.

                  1.2 "BANKRUPTCY EVENT" shall mean any of the following events or circumstances with respect to Brillian: (i) ceases conducting business in the normal course; (ii) becomes insolvent or becomes unable to meet obligations as the obligations become due; (iii) makes a general assignment for the benefit of creditors; (iv) petitions, applies for, or suffers or permits with or without consent, the appointment of a custodian, receiver, trustee in bankruptcy or similar officer for all or any substantial part of its business or assets; or (v) avails itself or becomes subject to any proceeding under the U.S. Bankruptcy Code or any similar state, federal, or foreign statute relating to bankruptcy, insolvency, reorganization, receivership, arrangement, adjustment of debts, dissolution, or liquidation, which proceeding is not dismissed within sixty (60) days of commencement thereof.

                  1.3 "INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT" shall mean the Intellectual Property Assignment Agreement effective as of the Effective Date, pursuant to which TFS expressly conveys its right, title and interest in Patents, Inventions and Trademarks to Brillian, which is attached hereto as Exhibit A.

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                  1.4      "INVENTIONS" shall mean all inventions described in
the TFS invention disclosures set forth in the Intellectual Property Assignment Agreement and all improvements to the inventions described in the TFS invention disclosures set forth in the Intellectual Property Assignment Agreement.

                  1.5 "LICENSED PRODUCTS" shall mean all products excluding a Microdisplay or systems incorporating a Microdisplay.

                  1.6 "MICRODISPLAY" shall mean a display incorporating pixels having a pixel pitch that is less than fifty microns (50(micro)m).

                  1.7 "PATENTS" shall mean all United States (U.S.) patents, foreign patents, U.S. patent applications, foreign patent applications, and Patent Cooperation Treaty (PCT) applications set forth in the Intellectual Property Assignment Agreement and any and all provisionals, continued prosecution applications, divisionals, continuations, continuations-in-parts, substitutions, extensions, renewals, reexaminations, utility models and certificates of invention, reissues or like documents of such patents and patent applications.

                  1.8 "TRANSFERRED INTELLECTUAL PROPERTY" shall have the meaning ascribed to it in the Separation Agreement.

                  1.9      "TRADEMARKS" shall mean the trademarks described in
Section 1.1(f) of the Separation Agreement, including the trademarks set forth in Schedule 1.1(f) of the Separation Agreement and all trademarks and service marks ("Trademarks"), U.S. Trademark registrations, U.S. Trademark applications, foreign Trademark registrations, foreign Trademark applications and companion and related applications set forth in the Intellectual Property Assignment Agreement, together with the goodwill symbolized by and associated therewith.

                                   SECTION 2
          GRANTS UNDER TRANSFERRED INTELLECTUAL PROPERTY AND TRADEMARKS

                  2.1 Brillian hereby grants to TFS and its Affiliates, a perpetual, non-exclusive, worldwide, non-terminable, fully paid, royalty-free, irrevocable, right and license, without the right to sublicense, under the Transferred Intellectual Property, to make, have made, use, lease, sell, offer to sell, import, have imported, modify, market, distribute, or otherwise dispose of Licensed Products.

                  2.2 Brillian hereby grants to TFS and its Affiliates, a perpetual, non-exclusive, worldwide, non-terminable, fully paid, royalty-free, irrevocable, right and license, without the right to sublicense, to use the Trademarks in connection with the production, distribution, sale and advertisement of Licensed Products.

                                   SECTION 3
              QUALITY CONTROL, OWNERSHIP AND BENEFIT OF TRADEMARKS

                  3.1 Brillian reserves the right to control the nature and quality of: (1) all services and goods rendered by TFS in connection with the Trademarks; (2) all goods produced, distributed, or sold by TFS under the Trademarks; and (3) all related advertising, promotional, and other related uses of the Trademarks by TFS. With respect to the services and goods rendered by TFS in connection with the Trademarks, TFS agrees to maintain, at a minimum, the quality of standards that it uses on the Effective Date for its own products and such other quality standards as Brillian shall reasonably require.

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                  3.2      TFS agrees to cooperate with Brillian in facilitating
Brillian's control of the nature and quality of: (1) all services and goods rendered by TFS in connection with the Trademarks; (2) all goods produced, distributed, or sold by TFS under the Trademarks; and (3) all related advertising, promotional, and other related uses of the Trademarks by TFS, and supply Brillian with uses of the Trademarks upon written request by Brillian.

                  3.3 TFS acknowledges the ownership of the Trademarks by Brillian and agrees that it will do nothing inconsistent with such ownership, and that all use of the Trademarks and all goodwill developed therefrom shall inure to the benefit of and be on behalf of Brillian. TFS agrees that nothing in this IP Agreement shall give TFS any right, title, or interest in the Trademarks other than to use the Trademarks in accordance with this IP Agreement.

                                   SECTION 4
                        PRESERVATION OF RIGHTS IN PATENTS

                  4.1 In the event that Brillian decides to abandon, discontinue prosecution, or otherwise decides not to maintain one or more Patents, Brillian shall notify TFS in writing of such decision within thirty
(30) days, and TFS shall have the right to take appropriate action to avoid abandonment, continue prosecution, and/or otherwise maintain such Patents at TFS' sole expense.

                  4.2 If TFS elects to take such action to avoid abandonment, continue prosecution, and/or otherwise maintain Patents pursuant to
Section 4.1, Brillian agrees to assign all right, title, and interest in such Patents to TFS. However, such assignment to TFS from Brillian shall be subject to a grant by TFS to Brillian of a perpetual, non-exclusive, worldwide, non-terminable, fully paid, royalty-free, irrevocable, right and license, without the right to sublicense, under such Patents to make, have made, use, sell, lease, offer to sell, import, have imported, modify, market, distribute, or otherwise dispose of a Microdisplay or systems incorporating a Microdisplay.

                  4.3 Brillian agrees to provide reasonable assistance to TFS in its efforts to avoid abandonment, continue prosecution, and/or maintain Patents pursuant to Section 4.1.

                                   SECTION 5
                      PRESERVATION OF RIGHTS IN TRADEMARKS

                  5.1 In the event that Brillian decides to abandon, discontinue prosecution, or otherwise decides not to maintain one or more of the Trademarks, Brillian shall notify TFS in writing of such decision within thirty
(30) days, and TFS shall have the right to take appropriate action to avoid abandonment, continue prosecution, and/or maintain such Trademarks at TFS' sole expense.

                  5.2 If TFS elects to take such action to avoid abandonment, continue prosecution, and/or otherwise maintain Trademarks pursuant to Section 5.1, Brillian agrees to assign all right, title, and interest in such Trademarks to TFS. However, such assignment to TFS from Brillian shall be subject to: (1) a grant by TFS to Brillian of a perpetual, non-exclusive, worldwide, non-terminable, fully paid, royalty-free, irrevocable, right and license, without the right to sublicense, to use such Trademarks in connection with the production, distribution, sale, and advertisement of a Microdisplay or systems incorporating a Microdisplay; and (2) quality control, ownership, and benefit of trademark obligations as TFS is obligated pursuant to Section 3 of this IP Agreement.

                  5.3 Brillian agrees to provide reasonable assistance to TFS in its efforts to avoid abandonment, continue prosecution, and/or maintain Trademarks pursuant to Section 5.1.

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                                   SECTION 6
                             GRANT OF LICENSE BY TFS

                  6.1 Subject to the terms and conditions contained in this Agreement, TFS hereby grants to Brillian, and Brillian hereby accepts from TFS, a non-exclusive, non-transferable, non-sublicensable, worldwide license to use TFS' Patent Process (as described under Exhibit B to this Agreement) and patent database management system.

                  6.2 Notwithstanding anything to the contrary, Brillian's rights under this Section 6 are limited and Brillian expressly acknowledges and agrees that nothing herein shall convey to Brillian any further or additional right, title, or interest in TFS' property. Except as expressly provided in this Agreement, under no circumstances shall Brillian, as a result of this Agreement or by implication, estoppel, or otherwise, obtain any ownership interest in or any other right to any of TFS' property.

                                    SECTION 7
                                  MISCELLANEOUS

                  7.1 Brillian and TFS each hereby represent and warrant that: (i) it has the right, power and authority to enter into this IP Agreement and to fully perform all its obligations hereunder; and (ii) the making of this IP Agreement does not violate in any material respect any agreement existing between it and any third party.


                  7.2 IN NO EVENT SHALL BRILLIAN BE LIABLE TO TFS FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT BRILLIAN HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND IN NO EVENT SHALL TFS BE LIABLE TO BRILLIAN FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT TFS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.


                  7.3 All rights and licenses granted to TFS under or pursuant to this IP Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses to rights of "intellectual property" as defined thereunder. Notwithstanding any provision contained herein to the contrary, if Brillian is under any proceeding under the Bankruptcy Code and the trustee in bankruptcy of Brillian, or Brillian, as a debtor in possession, rightfully elects to reject this IP Agreement, TFS may, pursuant to 11 U.S.C. Section 365(n) (1) and (2), retain any and all of TFS's rights hereunder, to the maximum extent permitted by law.

                  7.4 If a Bankruptcy Event occurs, TFS shall forthwith be entitled to a complete duplicate of intellectual property licensed hereunder or complete access to, as appropriate, any and all embodiments of such intellectual property including the source code thereof, and the same, if not already in TFS's possession, shall be promptly delivered to TFS upon TFS' written request. Upon (i) any such Bankruptcy Event, unless Brillian elects to continue to perform all of its obligations under this IP Agreement; or (ii) if not delivered under (i) above, rejection of this IP Agreement by or on behalf of Brillian, TFS shall have the sublicensable right to fully exploit in any manner all such intellectual property and to perform any and all of Brillian's obligations hereunder.

                  7.5 In addition to the foregoing, if a Bankruptcy Event occurs, TFS shall have the right, but not the obligation, to purchase all of Brillian's right, title, and interest in and to the Transferred

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Intellectual Property and Trademarks at the then fair market value of such
Transferred Intellectual Property and Trademarks as determined by an independent appraiser agreed upon by Brillian and TFS or other method consistent with applicable law.

                  7.6 Brillian may not assign or otherwise transfer its rights or obligations under this IP Agreement without the prior written consent of TFS or as otherwise permitted under this Agreement. TFS may not assign or otherwise transfer its rights or obligations under this IP Agreement without the prior written consent of Brillian or as otherwise permitted under this IP Agreement.

                  7.7 This IP Agreement sets forth the entire agreement and understanding between Brillian and TFS as to the subject matter of this IP Agreement and merges all prior discussion between them, and neither Brillian nor TFS shall be bound by any modification of this IP Agreement, other than as expressly provided in this IP Agreement or set forth on or subsequent to the date hereof in writing and signed by a duly authorized representative of Brillian and TFS to be bound thereby. No oral explanation or oral information by either Brillian or TFS shall alter the meaning or interpretation of this IP Agreement.

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                  IN WITNESS WHEREOF, the parties have executed and delivered this Intellectual Property Agreement as of the date first written above.

                            THREE-FIVE SYSTEMS, INC.

                            By:    /s/ Jeffrey D. Buchanan
                               -------------------------------------------------
                            Name:  Jeffrey D. Buchanan
                            Title: Executive Vice President and
                                   Chief Financial Officer

                            BRILLIAN CORPORATION

                            By:    /s/ Wayne A. Pratt
                               -------------------------------------------------
                            Name:  Wayne A. Pratt
                            Title: Vice President and Chief Financial Officer

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